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                                                                  EXHIBIT 10(g)


                        AMENDMENT TO HARRIS CORPORATION

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         WHEREAS, the Harris Corporation Supplemental Executive Retirement Plan (the "Plan") has been established and is duly maintained;

         WHEREAS, pursuant to Section 8.1 of the Plan, the Plan may be amended; and

         WHEREAS, it is desired to clarify the provisions of the Plan applicable to deemed investments in Harris Stock;

         NOW THEREFORE, be it resolved that the following amendment be, and hereby is adopted, effective July 1, 1995.

         1.      Section 5.1 of the Plan is amended to read as follows:

         5.2 INVESTMENTS. Amounts credited to the Account of a Participant shall be deemed to be invested pursuant to the Participant's investment election under the Retirement Plan. If a Participant's investment election under the Retirement Plan directs that a portion of additions to his or her account under the Retirement Plan is invested in Harris Stock, earnings and losses for a corresponding portion of additions to the Participant's SERP Account shall reflect the performance of Harris Stock; however, the Participant's SERP Account is not required to be invested in Harris Stock and the Participant shall have no right to a distribution of his or her Account in the form of Harris Stock. If a Participant who is also a participant in the Retirement Plan has no investment election in effect under the Retirement Plan, such Participant's Account shall be deemed to be invested in the Balanced Fund. If a Participant is not a participant in the Retirement Plan, the Participant may file an investment election under the SERP, directing the deemed investment of his Account in conformity with the terms of the Retirement Plan, except that Participants may not direct the investment of their SERP Account to reflect performance of Harris Stock unless they are participants in the Retirement Plan and their account under the Retirement Plan is invested in the Harris Stock Fund.

         A restatement of the Plan to reflect this amendment is hereby authorized.
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         IN WITNESS WHEREOF, Harris Corporation has caused this amendment to be executed and its seal to be affixed and attested by its duly authorized officers as of the effective date hereof.

                                        HARRIS CORPORATION

                                        By: /s/ D. S. Wasserman
                                               ---------------------------------
                                       Title:   Vice President-Treasurer
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